UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2008

ISLE OF CAPRI CASINOS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 Emerson Road, Suite 300, St. Louis, Missouri		63141
(Address of principal executive offices)		(Zip Code)

(314) 813-9200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.245)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)  By letter dated November 1, 2008, James B. Perry, Executive Vice Chairman and Chief Executive Officer, Virginia M. McDowell, President and Chief Operating Officer, Bernard Goldstein, Chairman, and Robert S. Goldstein, Vice Chairman, notified the Registrant’s Stock Option and Compensation Committee (the “Committee”) that they have decided to voluntarily reduce their base compensation by 25% for one year, effective November 1, 2008, in order to, among other things, accentuate the greater prominence the Committee is placing on the long-term performance aspect of their overall compensation.

A copy of the letter is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Letter to Stock Option and Compensation Committee dated November 1, 2008.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.

Date: November 6, 2008	By:	/s/Edmund L. Quatmann, Jr.

	Name:	Edmund L. Quatmann, Jr.
	Title:	Senior Vice President, General Counsel and
Secretary